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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 18, 2002

COMMISSION FILE NUMBER 0-26941

                              ENTREPORT CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                                                65-0703923
---------------------------------                           --------------------
(STATE OR OTHER JURISDICTION                                (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

            5937 DARWIN COURT, SUITE 109, CARLSBAD, CALIFORNIA 92008
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  760-688-1144
                                  ------------
                           (ISSUER'S TELEPHONE NUMBER)


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         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT:

On March 18, 2002, the Company decided to dismiss its independent auditors, Ernst & Young LLP and to engage Lavine, Lofgren, Morris & Engelberg LLP as its new independent auditors. The change in auditors was effective as of March 18, 2002. This determination was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee.

During the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period through March 18, 2002, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Ernst & Young LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 1999 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. A letter from Ernst & Young LLP is attached as Exhibit 16.1.

During the two most recent years of EntrePort Corporation ended December 31, 2001, and the subsequent interim period through March 18, 2002, EntrePort Corporation did not consult with Levine, Lofgren, Morris & Engelberg LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. EXHIBITS.
         (c)
         Exhibits.


  EXHIBIT
  NUMBER                                DESCRIPTION
  ------                                -----------

16.1     Letter of Ernst & Young LLP regarding change in certifying accountant.

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                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      EntrePort Corporation
                                                         (Registrant)


Dated:  April 5, 2002                       By:       /s/ William A. Shue
                                                      --------------------------
                                                     William A. Shue,
                                                     Chief Executive Officer


Dated:  April 5, 2002                       By:       /s/ Ronald D. Suokko
                                                      --------------------------
                                                      Ronald D. Suokko,
                                                      Chief Accounting Officer